Exhibit 32


                               CERTIFICATION UNDER
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2003


     To my knowledge, this Report on Form 10-Q for the three months ended June 30, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in this Report fairly presents, in all material respects, the consolidated financial condition and results of operations of Central Bancorp, Inc.



                          By: /s/ John D. Doherty
                              --------------------------------------------------
                              John D. Doherty
                              Chairman, President and Chief Executive Officer



                          By: /s/ Michael K. Devlin
                              --------------------------------------------------
                              Michael K. Devlin
                              Senior Vice President, Treasurer
                              and Chief Financial Officer


Date:  August 13, 2004
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